UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2012

JBI, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-52444	20-4924000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1783 Allanport Road, Thorold Ontario		L0S 1K0
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(905) 384-4383

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

In connection with the transactions described in Item 8.01, JBI, Inc. (the “Company”) agreed to issue the Shares described therein.  Such issuances were made in reliance on the exemption from registration provided by Section 4(2) of the Act, and Regulation D promulgated thereunder on the basis that the issuances did not involve a public offering and  the purchasers made certain representations to the Company in the purchase agreements executed in connection with the private placement, including without limitation, that the purchasers were “accredited investors” as defined in Rule 501 under the Act.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On May 22, 2012, John Bordynuik, Chief of Technology of the Company, will deliver a presentation at the Federation of New York Solid Waste Associations, Solid Waste & Recycling Conference. The presentation will provide a synopsis of the development of the Company’s Plastic2Oil® process to date, with a focus on redefining plastic diversion for a cleaner, greener planet.  The Company is furnishing the  presentation  slides attached as Exhibit 99.1 to this Current Report on Form 8-K that Mr. Bordynuik will use in the presentation.  The presentation slides will also be posted on the investor relations section of the Company’s website.

The information furnished on this Current Report on Form 8-K, including the exhibit attached, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by  reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 8 — Other Events

Item 8.01 Other Events.

On May 18, 2012, the Company increased the maximum offering amount of its private placement previously reported in the Company’s Current Report on Form 8-K, dated May 15, 2012, and  consummated the sale of 1,097,500 additional shares (“Shares”) of its common stock to “accredited investors” for additional gross proceeds of $878,000.  As a result of the increased offering amount and additional sales, the total number of Shares sold in the private placement was 13,428,750 Shares and the gross proceeds of the private placement were $10,743,000. The offering was terminated immediately following the closing of these sales.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.          Description
99.1                      Slide Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBI, Inc.

May 22, 2012	By:	/s/ Matthew J. Ingham
	Name:	Matthew J. Ingham
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.         Description

99.1                      Slide Presentation.